Immunic Therapeutics

NASDAQ: IMUX



IBD Innovate Conference:
Product Development for Crohn’s and Colitis
December 4, 2019

Cautionary Note Regarding Forward-Looking Statements

- Certain statements contained in this presentation regarding matters that are not historical facts, are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These include statements regarding management's intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Immunic undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance," and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA.

- Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, risks relating to strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management. Risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to: Immunic's plans to develop and commercialize its product candidates, including IMU-838, IMU-935 and IMU-856; the timing of initiation of Immunic's planned clinical trials; expectations regarding potential market size; the timing of the availability of data from Immunic's clinical trials; the timing of any planned investigational new drug application or new drug application; Immunic's plans to research, develop and commercialize its current and future product candidates; Immunic's ability to successfully collaborate with existing collaborators or enter into new collaborations, and to fulfill its obligations under any such collaboration agreements; the clinical utility, potential benefits and market acceptance of Immunic's product candidates; Immunic's commercialization, marketing and manufacturing capabilities and strategy; Immunic's ability to identify additional products or product candidates with significant commercial potential; developments and projections relating to Immunic's competitors and industry; the impact of government laws and regulations; Immunic's ability to protect its intellectual property position; Immunic's listing on The Nasdaq Capital Market; expectations regarding the capitalization, resources and ownership structure of the company; the executive and board structure of the company; Immunic's estimates regarding future revenue, expenses, capital requirements and need for additional financing; and the nature, strategy and focus of the company.

- Forward-looking statements included in this presentation are based on information available to Immunic as of the date of this presentation. Immunic undertakes any obligation to update such forward- looking statements to reflect events or circumstances after the date of this presentation.

Company and Product Overview



Our Vision

We are developing new therapies with best-in-class potential for the treatment of chronic inflammatory and autoimmune diseases.

Development Pipeline


Preclinical
Phase 1
Phase 2
Phase 3
IMU-838
Multiple Sclerosis
DHODH
Ulcerative Colitis
DHODH
Crohn's Disease
DHODH
PSC
DHODH
Investigator-Sponsored Trial performed at Mayo Clinic / NIH
IMU-935
Psoriasis
RORγt
Orphan AI Diseases
RORγt
IMU-856
GI
Intestinal Barrier Function
Completed or ongoing
In preparation or planned

Immunic THERAPEUTICS

IMU-856 Concept

Barrier Function Hypothesis: Bacterial Penetration Through Weakened Cellular Adhesion Causes Immune Overstimulation


HEALTHY GUT
LEAKY GUT
TIGHT JUNCTION
INTESTINAL MUCOSAL CELLS
COMPROMISED JUNCTION
REDUCED NUTRIENT ABSORPTION
BLOOD STREAM
IMMUNE CELLS
PATHOGENS
UNDIGESTED FOOD PARTICLES
ANTIBODY
NUTRIENTS
by Dr. Vincent Pedre for HAPPY GUT

IMU-856: Breakthrough Concept

CONCEPT

Restoring the intestinal barrier function without impairing the immune system

"IMU-856 has the potential to revolutionize the way of treating multiple diseases related to intestinal barrier function"

IMU-856: Breakthrough Concept


IMU-856 Concept
HEALTHY GUT
LEAKY GUT
TIGHT JUNCTION
INTESTINAL MUCOSAL CELLS
COMPROMISED JUNCTION
REDUCED NUTRIENT ABSORPTION
BLOOD STREAM
IMMUNE CELLS
PATHOGENS
UNDIGESTED FOOD PARTICLES
ANTIBODY
NUTRIENTS
by Dr. Vincent Pedre for HAPPY GUT

IMU-856 Background

IMU-856: Background

IMU-856 was discovered and developed by **Daiichi Sankyo Venture Science Labs** up to non-GLP safety stage

Novel target

The target was identified in a knock-out animal model





Immunic has an **exclusive option** for the global exclusive license to IMU-856

IMU-856
Target

IMU-856's Target: An Epigenetic Regulator…

- … influencing the tightly regulated network of genes and proteins associated with epithelial cell interaction/adhesion through its enzyme activities.



Target
Gene expression
Protein function
Protein activity
Cellular functions

Target Expression and K.O. Model

- Target is predominantly expressed in intestinal epithelial cells (IECs) in intestinal crypts
  - In colon and in small intestine


Colon


Small intestine


Structure of mucosa in small intestine
Villus
Shedding Cells
Crypt
Proliferating Cells
Frank Boumphrey M.D. 2009
Stem cells
Intestinal epithelial cells (IECs)

- K.O. of target in IECs let to delayed and milder onset of colitis when induced by DSS treatment

IMU-856 Pharmacology

IMU-856: Selectivity


120
100
80
60
40
20
0
-20
-40
% Inhibition
0.1
1
10
100
1000
nM
SubT1
SubT2
SubT3
SubT4
Target
SubT5

IMU-856 inhibits the Target's enzyme activity
A unique binding mode allows high selectivity over other subtypes

IMU-856: Impact on Intestinal Permeability

Intestinal permeability was measured as TEER* after barrier-disrupting stimulation in Caco-2 cells**



Transwell insert
Cell monolayer
Permeable membrane
A
B
Apical chamber
Basolateral chamber

*TEER: transepithelial electrical resistance
**Caco-2 cells: Human intestinal epithelial cell lines



Cells seeded onto Transwell (day 0)
Start of assay
when R_{CELL} values reaches the range of 1700 ± 300 Ω
day 0
day 7
day 9
day 16
Maintenance Phase
R_{Cell} value measurements
Stimulation Phase
Recovery Phase
-48 h
0 h
24 h
48 h
72 h
120 h
144 h
168 h
Recovery periods of TNF-α
Recovery periods of IL-6
0 h is defined as 48 h after stimulation with TNF-α or IL-6.
IMU-856

IMU-856 was able to maintained epithelial barrier integrity

IMU-856: Impact on Barrier Function



A
TNFa
Relative TEER
No Stimuli
DMSO
DS-1156a 0.1 µM
DS-1156a 0.3 µM
DS-1156a 1 µM
DS-1156a 3 µM
Time after TNF-α Stimulation (h)
% of TEER recovery rate
DMSO
DS-1156a (µM)
Stimulus (TNF-α)
B
IL-6
Relative TEER
No Stimuli
DMSO
DS-1156a 0.1 µM
DS-1156a 0.3 µM
DS-1156a 1µM
DS-1156a 3µM
Time after IL-6 Stimulation (h)
% of TEER recovery rate
DMSO
DS-1156a (µM)
Stimulus (IL-6)

IMU-856 was able to restore barrier function in Cytokine challenged Caco-2 cells

IMU-856: Pharmacology

		IMU-856
In vitro cell-free	Protein based test, IC_{50}	15 nM
In vitro cell	biomarker in HT-29 cells, EC_{50}	4.3 nM
Selectivity	Other proteins of same family	No inhibition (1 µM)
	87 kinds of enzymes, receptors and channels	No effects (10 µM)
Species differences	Human / Mouse / Rat / Monkey (cell-free test, IC_{50})	15/41/28/31 nM
In vivo IBD models	Mouse DSS models (PAD*)	<1 mg/kg/day

IMU-856 shows pharmacological activity at low concentrations in vitro, cellular and in vivo

*PAD = pharmacological active dose

IMU-856: In-Vivo Activity

Colitis Induction	Setting	Duration	Treatment setting	Doses	Efficacy demonstrated?
1.5% DSS	Induction	8 days	Prevention	0.1, 0.3, 1mg/kg	Yes Read out: colon length
1.5% DSS	Induction	6 days	Prevention	0.3mg/kg +/- Tacrolimus	Yes Read out: colon length
3% DSS	Chronic, recovery	3 cycles (6+4 days)	Prevention	0.1, 0.3, 1mg/kg	Yes Read out: colon length
1.5% DSS	Chronic, recovery	1 cycle (7+4 days)	Prevention	0.1, 0.3, 1mg/kg	Yes Read out: colon length
2.8% DSS	Therapeutic	8 days, 1-5 DSS, 4-8 treatment	Therapeutic	1mg/kg	Yes Read out: Diarrhea score, histological score

IMU-856 is active in several DSS Colitis Models

IMU-856: Activity

Diarrhoea Score

Raw data in *Appendix 1. Raw Data.*



Score
Diarrhea Score [max. 4]
5
4
3
2
1
0
0 1 2 3 4 5 6 7 8
time [d]
DSS water
Treatment
Vehicle
Sulfasalazine 60 mg/kg
IMU-856 (SPIM-15) 1mg/kg

Figure 3: Diarrhoea Score along the study. Diarrhoea scoring scheme: 0 = normal consistency; 1 = soft; 2 = pasty, unshaped, not sticking to anus; 3 = diarrhoea, sticking to anus, diarrhoea with macroscopic bleeding. Values are displayed as mean ± 95% CI.

IMU-856 is active in a therapeutic DSS Colitis Model

IMU-856 Improves Colonic Histology

Colon histopathology


Histology Score
Score
6
5
4
3
2
1
0
0,0258
Vehicle
Sulfasalazine 60 mg/kg
IMU-856 (SPIM-15) 1mg/kg


Architecture Score
Score [0-3]
3
2
1
0
0,0333
Vehicle
Sulfasalazine 60 mg/kg
IMU-856 (SPIM-15) 1mg/kg

IMU-856: No/Less Impact on Immune Cells



Infiltration Score
Score [0-3]
0
1
2
3
Vehicle
Sulfasalazine 60 mg/kg
IMU-856 (SPIM-15) 1mg/kg



ELISA - TNFa Colon
concentration TNFa [pg/mL]
0
1000
2000
3000
4000
Vehicle
Sulfasalazine 60 mg/kg
IMU-856 (SPIM-15) 1mg/kg

IMU-856
Safety

IMU-856: Preclinical Safety Assessment

- Safety package to initiate phase 1 clinical trial has been performed
  - hERG, AMES, micronucleus (non-GLP)
  - 28 day subchronic toxicity studies in rats and monkeys
  - Respiratory, CNS, Cardiac safety

- Safety margin between efficacy in mice and NOAEL in rats is factor 50

IMU-856
Further Development

IMU-856: Development Overview


Preclinical Package
Preparation Phase 1
SAD
MAD
Pharmaco-dynamic
Phase 2

IMU-856: Preliminary Development Plan*

Possible indications: CD and UC; IBS-D and ICI colitis

Phase 0: Validation of the Lactulose/mannitol test (ongoing)	Phase 1 SAD: FPI H1 2020 Phase 1 MAD (14 days): FPI H1 2020 Phase 1b (14 days) POC: pharmacodynamic study • Safety and PK in patients • Proof of concept based on established PD tests for intestinal permeability	Phase 2: Intended lead indication IBS-D

IMU-856: Highlights

IMU-856...		
… targets a yet undisclosed and novel target which modulates the intestinal barrier function.	… is an orally available, very selective and potent small molecule with beneficial safety and physicochemical properties.	… could be a disruptive treatment for several gut barrier associated diseases without compromising the immune system.


Australia
Melbourne
small
IBD
best-in-class
drug
selective
programs
inhibitors
preclinical
RORγt
colitis
multiple
ulcerative
psoriasis
Crohn's
IMU-856
chronic
inflammatory
Halle/Saale
MayoClinic
Germany
agonist
NASDAQ
biotech
bowel
autoimmune
novel
candidates
Martinsried
DaiichiSankyo
Munich
Immunic
USA
proof-of-concept
development
diseases
IMUX
oral
healthcare
clinical
immunology
inverse
immune
molecule
sclerosis
DHODH
IMU-935
PSC
intestinal
IMU-838
therapies
barrier
function
specialist

Immunic
THERAPEUTICS

Thank You!



Immunic, Inc.

1200 Ave of the Americas, Suite 200

New York, NY 10036

USA

Dr. Hella Kohlhof

CSO

Phone: +49 176 17007935

Email: hella.kohlhof@immunic.de